Exhibit 99.2
TriMas Corporation
Supplemental Business Segment Financial Information - Specialty Products
(Unaudited, dollars in thousands)

	2017 quarterly periods ended
	March 31	June 30	September 30	December 31	Year ended December 31, 2017
Energy
Net sales	$40,930	$43,490	$40,440	$36,720	$161,580
Operating profit (loss)	$(3,900)	$110	$1,240	$(2,860)	$(5,410)
Special Items(1) to consider in evaluating operating profit:
Business restructuring and severance costs	6,440	3,890	470	3,950	14,750
Excluding Special Items, operating profit would have been	$2,540	$4,000	$1,710	$1,090	$9,340

Engineered Components
Net sales	$32,520	$33,560	$30,780	$30,420	$127,280
Operating profit	$4,980	$4,710	$3,310	$2,740	$15,740
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	—	—	—	600	600
Excluding Special Items, operating profit would have been	$4,980	$4,710	$3,310	$3,340	$16,340

Specialty Products
Net sales	$73,450	$77,050	$71,220	$67,140	$288,860
Operating profit	$1,080	$4,820	$4,550	$(120)	$10,330
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	6,440	3,890	470	4,550	15,350
Excluding Special Items, operating profit would have been	$7,520	$8,710	$5,020	$4,430	$25,680
(1) Certain costs, expenses and other amounts or charges, collectively described as "Special Items," that are included in the determination of net income, earnings per share and/or cash flows from operating activities under GAAP, but that management believes should be separately considered when evaluating the quality of the Company’s core operating results, given they may not reflect the ongoing activities of the business. Management believes that presenting these non-GAAP financial measures, on an after Special Items basis, provides useful information to investors by helping them identify underlying trends in the Company’s businesses and facilitating comparisons of performance with prior and future periods. These non-GAAP financial measures should be considered in addition to, and not as a replacement for or superior to, the comparable GAAP financial measures.

TriMas Corporation
Supplemental Business Segment Financial Information - Specialty Products
(Unaudited, dollars in thousands)

	2016 quarterly periods ended
	March 31	June 30	September 30	December 31	Year ended December 31, 2016
Energy
Net sales	$44,750	$39,950	$38,230	$36,060	$158,990
Operating loss	$(3,610)	$(3,090)	$(1,870)	$(5,270)	$(13,840)
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	4,700	4,890	3,640	6,230	19,460
Excluding Special Items, operating profit would have been	$1,090	$1,800	$1,770	$960	$5,620

Engineered Components
Net sales	$37,520	$31,170	$26,300	$23,780	$118,770
Operating profit	$5,580	$3,860	$3,180	$2,680	$15,300
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	150	20	230	130	530
Excluding Special Items, operating profit would have been	$5,730	$3,880	$3,410	$2,810	$15,830

Specialty Products
Net sales	$82,270	$71,120	$64,530	$59,840	$277,760
Operating profit (loss)	$1,970	$770	$1,310	$(2,590)	$1,460
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	4,850	4,910	3,870	6,360	19,990
Excluding Special Items, operating profit would have been	$6,820	$5,680	$5,180	$3,770	$21,450

TriMas Corporation
Supplemental Business Segment Financial Information - Specialty Products
(Unaudited, dollars in thousands)

Year ended December 31, 2015
Energy
Net sales	$193,390
Operating loss	$(97,160)
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	23,140
Impairment of goodwill and indefinite-lived intangible assets	72,500
Excluding Special Items, operating loss would have been	$(1,520)

Engineered Components
Net sales	$159,840
Operating profit	$18,240
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	280
Impairment of goodwill and indefinite-lived intangible assets	3,180
Excluding Special Items, operating profit would have been	$21,700

Specialty Products
Net sales	$353,230
Operating loss	$(78,920)
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	23,420
Impairment of goodwill and indefinite-lived intangible assets	75,680
Excluding Special Items, operating profit would have been	$20,180